UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 26, 1999

                      COMCAST CABLE COMMUNICATIONS, INC.
                      ----------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                   333-30745                 23-2175755
        --------                   ---------                 ----------
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                            Identification No.)



1201 Market Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:        (302) 594-8700
                                                          --------------

ITEM 5.   OTHER EVENTS

     On May 26, 1999, Comcast Corporation, a Pennsylvania corporation ("Comcast") and parent of Comcast Cable Communications, Inc. ("Comcast Cable"), along with Jones Intercable, Inc., a Colorado corporation and a controlled subsidiary of Comcast Cable ("Jones") announced agreements (the "Agreements") to swap certain cable systems with Adelphia Communications, a Delaware corporation. A press release announcing the Agreements was issued by Comcast and Jones on May 26, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

ITEM 7(c).   EXHIBITS

99.1      Press Release dated May 26, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     COMCAST CABLE COMMUNICATIONS, INC.



Dated: May 27, 1999                  By: /s/ Joseph J. Euteneuer
                                         ---------------------------------------
                                         Joseph J. Euteneuer
                                         Vice President (Authorized Officer)



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